North Square Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
July 31, 2020 (Unaudited)

Shares		Value
	COMMON STOCKS - 95.2%
	COMMUNICATION SERVICES - 4.9%
170	Alphabet Inc. - Class A*	$252,952

	CONSUMER DISCRETIONARY - 17.5%
136	AutoZone, Inc.*	164,209
8,305	Core-Mark Holding Co., Inc.	220,248
418	The Home Depot, Inc.	110,975
400	McDonald's Corp.	77,712
1,709	Starbucks Corp.	130,790
3,889	The TJX Co., Inc.	202,189
		906,123
	CONSUMER STAPLES - 2.1%
793	PepsiCo, Inc.	109,164

	ENERGY - 3.2%
1,971	Chevron Corp.	165,446

	FINANCIALS - 17.8%
2,036	American Express Co.	190,000
1,299	Berkshire Hathaway, Inc. - Class B*	254,318
5,798	First Interstate BancSystem, Inc. - Class A	168,780
12,627	Horizon Bancorp	127,659
1,838	JPMorgan Chase & Co.	177,624
		918,381
	HEALTH CARE - 9.8%
763	Abbott Laboratories	76,788
396	Anthem, Inc.	108,425
2,193	Medtronic Plc[1]	211,581
361	UnitedHealth Group Inc.	109,303
		506,097
	INDUSTRIALS - 24.7%
3,245	Allison Transmission Holdings, Inc.	121,233
3,299	Fortune Brands Home & Security, Inc.	252,374
1,233	L3Harris Technologies, Inc.	207,551
5,278	Rexnord Corp.	152,904
1,158	Snap-on, Inc.	168,917
6,945	TriMas Corp.*	162,513
1,220	Union Pacific Corp.	211,487
		1,276,979
	INFORMATION TECHNOLOGY - 7.1%
4,762	Avnet, Inc.	127,241
1,122	CDW Corp. of Delaware	130,432
534	Microsoft Corp.	109,475
		367,148
	MATERIALS - 4.1%
19,459	Element Solutions, Inc.*	211,325

	UTILITIES - 4.0%
1,220	Chesapeake Utilities Corp.	103,078
1,123	IDACORP, Inc.	104,720
		207,798
	TOTAL COMMON STOCKS
	(Cost $4,145,575)	4,921,413

	SHORT-TERM INVESTMENT - 5.3%
273,232	First American Treasury Obligations Fund - Class X, 0.09%[2]	273,232
	TOTAL SHORT-TERM INVESTMENT
	(Cost $273,232)	273,232

	TOTAL INVESTMENTS - 100.5%
	(Cost $4,418,807)	5,194,645
	Liabilities in Excess of Other Assets - (0.5)%	(23,397)
	TOTAL NET ASSETS - 100.0%	$5,171,248

	PLC - Public Limited Company

*	Non-Income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

	The cost basis of investments for federal income tax purposes at July 31, 2020 was as follows*:
	Cost of investments	$4,418,807
	Gross unrealized appreciation	1,014,861
	Gross unrealized depreciation	(239,023)
	Net unrealized appreciation on investments	$775,838

	*Because tax adjustments are calculated annually at the end of the Fund's fiscal year, the above table does not
	reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please
	refer to the Notes to Financial Statements section in the Fund's most recent annual report.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Schedule of Investments.

North Square Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of July 31, 2020 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	24.7%
Financials	17.8%
Consumer Discretionary	17.5%
Health Care	9.8%
Information Technology	7.1%
Communication Services	4.9%
Materials	4.1%
Utilities	4.0%
Energy	3.2%
Consumer Staples	2.1%
Total Common Stocks	95.2%
Short-Term Investment	5.3%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

North Square Advisory Research All Cap Value Fund
NOTES TO SCHEDULE OF INVESTMENTS
As of July 31, 2020 (Unaudited)

Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks [1]	$4,921,413	$-	$-	$4,921,413
Short-Term Investment	$273,232	$-	$-	$273,232
Total Investments	$5,194,645	$-	$-	$5,194,645

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.